POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her capacity as Chairman of the Board of Directors, President (Principal Executive Officer) and Director of OPPENHEIMER QUEST CAPITAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 8th day of November, 1997.





/S/ BRIDGET A. MACASKILL
Bridget A. Macaskill






POWERS\CAPITAL.VAL

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of OPPENHEIMER QUEST CAPITAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 8th day of November, 1997.





/S/ PAUL Y. CLINTON
Paul Y. Clinton





POWERS\CAPITAL.VAL

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Treasurer (Principal Financial and  Accounting  Officer) of  OPPENHEIMER  QUEST  CAPITAL  VALUE FUND,  INC.,  a
Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 8th day of November, 1997.





/S/ GEORGE C. BOWEN
George C. Bowen






POWERS\CAPITAL.VAL

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of OPPENHEIMER QUEST CAPITAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 8th day of November, 1997.





/S/ THOMAS W. COURTNEY
Thomas W. Courtney






POWERS\CAPITAL.VAL

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of OPPENHEIMER QUEST CAPITAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 8th day of November, 1997.





/S/ GEORGE LOFT
George Loft





POWERS\CAPITAL.VAL

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her capacity as Director of OPPENHEIMER QUEST CAPITAL VALUE FUND, INC., a Maryland corporation (the "Fund"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 8th day of November, 1997.





/S/ LACY B. HERRMANN
Lacy B. Herrmann

                  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                            OPPENHEIMER MIDCAP FUND


                          CERTIFIED BOARD RESOLUTIONS


      The undersigned, the duly elected, acting and qualified Secretary of the above referenced funds (the "Funds") does hereby certify that the resolutions set forth below were duly adopted and approved at a meeting of the Board of Trustees or Directors, as applicable, of the Funds held on August 5, 1997:


      "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Bridget A. Macaskill, the Chairman of the Board and President (Principal Executive Officer) of the Funds, Andrew J. Donohue, the Secretary of the Funds, and George C. Bowen, the Treasurer (Principal Financial and Accounting Officer) of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

      RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."


      IN   WITNESS   WHEREOF,   the   undersigned   has   hereunto   set   his
hand
as of this 5th day of August, 1997.



/s/ Andrew J. Donohue
Andrew J. Donohue

powers\certd.res